1 Q3 2023 EARNINGS RELEASE October 31, 2023

2Littelfuse, Inc. © 2023 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2023 Q3 2023 SUMMARY ▪ Solid financial results within a challenging macro environment ▪ Revenue & Adj. EPS exceed guidance ▪ Resilient business model delivers strong year-to-date cash generation ▪ Continued varied market dynamics ▪ Strong automotive content outgrowth ▪ Mixed industrial market trends ▪ Ongoing inventory destocking ▪ Long-term positioning intact amid market cycles ▪ Design activity & win rates remain robust ▪ Content outgrowth momentum continues ▪ Expect to return to growth during 2024

5Littelfuse, Inc. © 2023 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our capabilities, investments & diversification deliver significant value

6Littelfuse, Inc. © 2023 INDUSTRIAL END MARKETS POSITIONED FOR LONG-TERM GROWTH ▪ Broad solutions-focused portfolio delivering global wins for industrial safety, renewables & energy storage ▪ Technical expertise enabling next generation advancements in sustainability & safety applications ▪ Evolving safety requirements driving incremental opportunities ▪ High-growth areas more than offsetting pockets of softer industrial demand ▪ Renewables, infrastructure, power supply & industrial safety remain strong Q3 2023 Highlights

7Littelfuse, Inc. © 2023 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION ▪ Continued double-digit content outgrowth for broad portfolio of leading passenger vehicle products ▪ Electrification & electronification continue to expand & deliver new business opportunities ▪ Commercial vehicle new business wins across broad range of applications ▪ Multi-technology win for EV truck, leveraging expanded solutions offerings including Embed software ▪ Construction equipment, truck & bus, recreational vehicles ▪ Differentiated technical expertise, customer relationships & design support for next generation applications Q3 2023 Highlights

8Littelfuse, Inc. © 2023 ELECTRONICS END MARKETS EXPANDING OUR LEADERSHIP ▪ Robust design activity for next generation applications ▪ Safety – medical lifesaving & implantable devices ▪ Connectivity – building security ▪ Sustainability – smart water meters, LED lighting ▪ Breadth of product portfolio increasing opportunities for multi-technology solutions ▪ Electrification & electronification across multiple end markets & applications continues to accelerate ▪ Recognized for industry leadership, product innovation & excellence Q3 2023 Highlights

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

10Littelfuse, Inc. © 2023 ▪ Revenue (-8%) / (-11%) organic, vs. PY ▪ Acquisitions +2%, F/X +1% ▪ Margins ▪ Q3: GAAP operating 15.4%; adjusted 16.5% ▪ YTD: GAAP operating 16.2%; adjusted 17.4%; adjusted EBITDA margin 23.1% ▪ Cash Flow ▪ Q3: operating $162m; free cash flow $140m ▪ YTD: operating $313m, free cash flow $250m, +6% vs. PY, 115% conversion ▪ Capital structure strength; maintained net debt/EBITDA leverage 1.4x Q3 2023 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $3.02 $2.30 Adj. EPS $4.28 $2.97 Adj. EBITDA% 25.9% 22.0% $659 $607 Q3-22 Q3-23 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation Highlights

11Littelfuse, Inc. © 2023 $398 $344 Q3-22 Q3-23 Q3 2023 ELECTRONICS SEGMENT FINANCIAL PERFORMANCE Revenue ▪ Revenue (-14%) / organic (-17%), vs. PY ▪ Stronger than expected, worked through semiconductor backlog ▪ Continued softness within consumer & personal electronics, datacom; Partial offset from medical, auto, some industrial markets ▪ Resilient profitability through volatile end markets & inventory rebalancing (in millions) Op Margin 28.5% 22.4% Adj. EBITDA% 33.3% 28.1% Highlights See appendix for GAAP to non-GAAP reconciliation

12Littelfuse, Inc. © 2023 $182 $177 Q3-22 Q3-23 Q3 2023 TRANSPORTATION SEGMENT FINANCIAL PERFORMANCE Revenue ▪ Revenue (-3%) / organic (-4%), vs. PY ▪ Passenger vehicle growth +12% ▪ Several new platform launches, mainly China ▪ Commercial vehicle business (-16%) ▪ Continued inventory destocking, ongoing China weakness ▪ Actions to drive progress towards mid- teens operating margin ▪ Operational footprint shifts ▪ Cost structure reductions ▪ Optimization of product / customer mix (in millions) Op Margin 7.1% 5.5% Adj. EBITDA% 13.4% 11.2% See appendix for GAAP to non-GAAP reconciliation Highlights

13Littelfuse, Inc. © 2023 $80 $86 Q3-22 Q3-23 Q3 2023 INDUSTRIAL SEGMENT FINANCIAL PERFORMANCE Revenue ▪ Revenue +8% / organic +5%, vs. PY ▪ Continued wins across higher-growth end markets ▪ Renewables, energy storage & EV infrastructure ▪ Maintained strong profitability amidst signs of select industrial market softness (in millions) Op Margin 15.3% 15.3% Adj. EBITDA% 18.1% 20.1% See appendix for GAAP to non-GAAP reconciliation Highlights

14Littelfuse, Inc. © 2023 Q4 2023 GUIDANCE ▪ Q4 macro view…expect continuation into 2024 ▪ Continued reduction of inventory across distribution partners & some of our OEMs ▪ Some industrial end market softness ▪ Q4 Sales (-13%) vs. PY; (-12%) sequential ▪ Decline across all segments with typical seasonality…led by electronics segment ▪ Commercial vehicle business…product line pruning ~(-1%) ▪ Q4 EPS $1.90 - $2.10 ▪ Impact mainly from sales volume de-leverage ▪ Adj. tax rate ~18% (in millions) See appendix for GAAP to non-GAAP reconciliation $613 $607 $550 - $520 Q4-22 Q3-23 Q4-23 Revenue Adj. EPS $3.34 $2.97 $1.90 - $2.10 GAAP EPS $3.74 $2.30 - Highlights

15Littelfuse, Inc. © 2023 FULL YEAR 2023 CONSIDERATIONS / EXPECTATIONS ▪ Better than historical financial performance vs. prior market cycles ▪ Positioned for upper-teens FY23 operating margin ▪ F/X neutral to sales at current F/X rates, ~(-$0.35) EPS impact ▪ ~(-50bps) impact to margins ▪ Other Assumptions ▪ $66m amortization expense ▪ $40m interest expense at current rates ▪ Adj. tax rate 18.6% ▪ Expect 100% free cash flow conversion of net income ▪ $90 - $100m in capital expenditures

16Littelfuse, Inc. © 2023 DIVERSIFICATION OF TECHNOLOGIES, END MARKETS & GEOGRAPHIES DELIVERS DOUBLE-DIGIT REVENUE & EARNINGS CAGR '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23F* Revenue (M$) Adjusted EPS ‘08 – ’23F* CAGR: Sales +10% EPS +18% *Based on Q3 YTD 2023 actual results & midpoint of Q4 sales & EPS guidance Resilient business model & strong growth strategy ▪ Expanding leadership in core markets while prioritizing strategic investments to bolster diversified portfolio ▪ Flexible cost structure to drive improved profitability through cycles ▪ Proven team with history of successfully managing through dynamic environments

17Littelfuse, Inc. © 2023 APPENDIX

18Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION

19Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

20Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

21Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

22Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D